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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated July 28, 1998 appearing on page 35 of Identix Incorporated's Annual Report on Form 10-K/A for the year ended June 30, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                       /s/ PricewaterhouseCoopers LLP




/s/ PricewaterhouseCoopers LLP
San Jose, California
May 4, 1999